Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
	)	Re: Docket No. 8

INTERIM ORDER APPROVING NOTIFICATION AND

HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND

DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”): (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock; (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio; and (c) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334 and the Amended Standing Order; this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing, if any, before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1. The Motion is granted on an interim basis as set forth in this Interim Order.

2. The final hearing (the “Final Hearing”) on the Motion shall be held on January 11, 2018, at 2:00 p.m., prevailing Central Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Central Time, on January 8, 2018. In the event no objections to entry of the Final Order on the Motion are timely received, this Court may enter such Final Order without need for the Final Hearing.

3. The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved subject to the terms and exceptions set forth in this Interim Order.

4. Any transfer of or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of paragraph 7 of this Interim Order and the Procedures shall be null and void ab initio.

5. In the case of any such transfer of Beneficial Ownership of Common Stock in violation of paragraph 7 of this Interim Order and the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.

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6. In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of paragraph 7 of this Interim Order and the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

7. Pending the Final Hearing on January 11, 2018, any person or entity subject to the Procedures (i.e., any person who is a Substantial Shareholder or would become a Substantial Shareholder and any person who currently is or becomes a 50 Percent Shareholder) is required to provide 24 hours’ public notice (by filing with this Court) of its intent to transfer or purchase any Beneficial Ownership of Common Stock or claim a worthless stock deduction, as applicable. The Debtors may request a hearing on an expedited basis to object to such action, subject to the Court’s availability. Such party shall not consummate such transfer or purchase, and shall not claim such worthless stock deduction, as applicable, until such emergency hearing has occurred.

8. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in paragraph 7 of this Interim Order and the Procedures.

9. The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

10. Notwithstanding the relief granted in this Interim Order and any actions taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission as to the validity of any prepetition claim against a Debtor entity; (b) a waiver of the Debtors’ or any other

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party in interest’s rights to dispute any prepetition claim on any grounds; (c) a promise or requirement to pay a prepetition claims; (d) an implication or admission that any particular claim is of a type specified or defined in the Motion or any order granting the relief requested by this Motion; (e) a request or authorization to assume any prepetition agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; or (f) a waiver of the Debtors’ or any other party in interest’s rights under the Bankruptcy Code or any other applicable law.

11. The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).

12. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.

13. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.

14. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

15. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Dated: December 18, 2017	/s/ Marvin Isgur
Houston, Texas	THE HONORABLE MARVIN ISGUR
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Procedures for Transfers of and Declarations of Worthlessness with Respect to Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF

WORTHLESSNESS WITH RESPECT TO COMMON STOCK

The following procedures apply to transfers of Common Stock:1

a.	Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the Court, and serve upon: (i) the Debtors, Cobalt International Energy, Inc., 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attn: Jeff Starzec; (ii) proposed counsel to the Debtors, Kirkland & Ellis LLP, 300 North LaSalle, Chicago, Illinois 60654, Attn: Chad J. Husnick, P.C. and Brad Weiland; (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002; and (iv) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 30 calendar days after the date of the Notice of Interim Order (as defined herein), or (B) 10 calendar days after becoming a Substantial Shareholder, provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.	Prior to effectuating any transfer of Beneficial Ownership (as defined below) of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.	Prior to effectuating any transfer of Beneficial Ownership (as defined below) of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

[1]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

d.	The Debtors shall have 14 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court. If the Debtors do not object within such 14-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 14-day waiting period for each Declaration of Proposed Transfer.

e.	For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of at least 1,346,769 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock);[2] (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.625% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

[2]	Based on approximately 29,928,191 shares of Common Stock outstanding as of the Petition Date.

The following procedures apply for declarations of worthlessness of Common Stock:

a.	Any person or entity that currently is or becomes a 50 Percent Shareholder (as defined below) must file with the Court, and serve the Notice Parties, a notice of such status, in the form of Exhibit 1D attached to the Procedures (a “Declaration of Status as a 50 Percent Shareholder”), on or before the later of: (i) 30 calendar days after the date of the Notice of Interim Order; and (ii) 10 calendar days after becoming a 50 Percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50 Percent Shareholder even if no Declaration of Status as a 50 Percent Shareholder has been filed.

a.	Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50 Percent Shareholder must file with the Court, and serve upon the Notice Parties, an advance written notice in the form of Exhibit 1E attached to the Procedures (a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

i.	The Debtors shall have 14 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50 Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.	If the Debtors timely object, the filing of the tax return or amendment thereto with such claim will not be permitted unless approved by a final and non-appealable order of the Court, unless the Debtors withdraw such objection.

iii.	If the Debtors do not object within such 14-day period, the filing of the return or amendment with such claim will be permitted solely as described in the Declaration of Intent to Claim a Worthless Stock Deduction. Additional returns and amendments within the scope of this section must be the subject of additional notices as set forth herein, with an additional 14-day waiting period. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

b.	For purposes of these Procedures, a “50 Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.	No later than two business days following entry of the Interim Order, the Debtors shall serve by first class mail, postage prepaid a notice, substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the Southern District of Texas; (ii) the holders of the 30 largest unsecured claims against the Debtors (on a consolidated basis); (iii) the United States Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; and (vi) all registered holders and nominee holders of at least 1,346,769 shares of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable). Additionally, no later than two business days following entry of the final order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.	All registered holders and nominee holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder or nominee holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.

c.	Any entity or broker or agent acting on such entity’s or individual’s behalf who sells in excess of 1,346,769 shares of Common Stock (approximately 4.5 percent of all issued and outstanding shares of Common Stock) to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.

d.	As soon as is practicable following entry of the interim order, the Debtors shall: (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in The New York Times (national edition); and (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg.

e.	To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

[Remainder of page intentionally left blank.]

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Cobalt International Energy, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Cobalt International Energy, Inc. is a debtor and debtor in possession in Case No. 17-36709 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of at least 1,346,769 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock based on approximately 29,928,191 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.625% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2017, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Debtors and Kirkland & Ellis LLP, proposed counsel to the Debtors.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

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Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:

Address:

Telephone:

Facsimile:

Dated:    _____________ __, 20__

_______________, __________

(City)                 (State)

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Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Cobalt International Energy, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Cobalt International Energy, Inc. is a debtor and debtor in possession in Case No. 17-36709 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of at least 1,346,769 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock based on approximately 29,928,191 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.625% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ __, 2017, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of Common Stock [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Debtors and Kirkland & Ellis LLP, proposed counsel to the Debtors.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 14 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court.

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If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated:    _____________ __, 20__

_______________, __________

(City)                 (State)

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Exhibit 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Cobalt International Energy, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Cobalt International Energy, Inc. is a debtor and debtor in possession in Case No. 17-36709 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has direct or indirect Beneficial Ownership of at least 1,346,769 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock based on approximately 29,928,191 shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.625% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2017, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Debtors and Kirkland & Ellis LLP, proposed counsel to the Debtors.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 14 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn

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by the Debtors or such transaction is approved by a final and nonappealable order of the Court. If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: , 20

,

(City) (State)

3

Exhibit 1D

Declaration of Status as a 50 Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A 50 PERCENT SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50 Percent Shareholder with respect to the common stock of Cobalt International Energy, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Cobalt International Energy, Inc. is a debtor and debtor in possession in Case No. 17-36709 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	For purposes of this Declaration: (i) a “50 Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.62% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of _________ __, 2017, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth dates(s) on which the undersigned party acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Debtors and Kirkland & Ellis LLP, proposed counsel to the Debtors.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

2

Respectfully submitted,

(Name of 50 Percent Shareholder)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: , 20

,

(City) (State)

3

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to one or more shares of common stock of Cobalt International Energy, Inc. or of any Beneficial Ownership therein (the “Common Stock”). Cobalt International Energy, Inc. is a debtor and debtor in possession in Case No. 17-36709 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.
[2]	For purposes of this Declaration: (i) a “50 Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt (other than those certain 2.625% Convertible Senior Notes due 2019 and 3.125% Convertible Senior Notes due 2024, which shall not be treated as an Option for this purpose), put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                             , 2017, the undersigned party filed a declaration of status as a 50 Percent Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                     shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare for [federal/state] tax purposes that                             shares of Common Stock became worthless during the tax year ending                     .

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No.             ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Debtors and Kirkland & Ellis LLP, proposed counsel to the Debtors.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 14 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final and nonappealable order of the Bankruptcy Court that becomes nonappealable. If the Debtors do not object within such 14-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Notice.

2

PLEASE TAKE FURTHER NOTICE that further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating, or selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: _____________ __, 20__

_______________, __________

(City)                (State)

3

Exhibit 1F

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
COBALT INTERNATIONAL ENERGY, INC., et al.,[1]	)	Case No. 17-36709 (MI)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF DISCLOSURE PROCEDURES APPLICABLE TO

CERTAIN HOLDERS OF COMMON STOCK, DISCLOSURE PROCEDURES FOR

TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT

TO COMMON STOCK, AND FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF COBALT INTERNATIONAL ENERGY, INC. (THE “COMMON STOCK”):

PLEASE TAKE NOTICE that on December 14, 2017 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of Interim and Final Orders Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. __] (the “Motion”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Cobalt International Energy, Inc. (1169); Cobalt International Energy GP, LLC (7374); Cobalt International Energy, L.P. (2411); Cobalt GOM LLC (7188); Cobalt GOM # 1 LLC (7262); and Cobalt GOM # 2 LLC (7316). The Debtors’ service address is: 920 Memorial City Way, Suite 100, Houston, Texas 77024.

PLEASE TAKE FURTHER NOTICE that on [______], 2017, the Court entered the Interim Order Approving Notification and Hearing Procedures for Certain Transfers of Common Stock [Docket No. __] (the “Order”) approving procedures for certain transfers of Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a 50 Percent Shareholder may not claim a worthless stock deduction in respect of Common Stock, or Beneficial Ownership of Common Stock, in violation of the Procedures, and any such deduction in violation of such Procedures shall be null and void ab initio, and the 50 Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Kurtzman Carson Consultants LLC, (877) 634-7165 (toll free) or +1 (424) 236-7221 (international), will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures within a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at https://www.kccllc.net/cobalt.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Order or the Motion, as applicable.

2

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on __________ __, 2017, at__:__ _.m., prevailing Central Time. Any objections or responses to entry of the final order shall be filed on __________ __, 2017, at 4:00 p.m., prevailing Central Time, and served on the following parties: (a) the Debtors, Cobalt International Energy, Inc., 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attn: Jeff Starzec; (b) proposed counsel for the Debtors, Kirkland & Ellis LLP, 300 North LaSalle, Chicago, Illinois 60654, Attn: Chad J. Husnick, P.C. and Brad Weiland; (c) proposed co-counsel for the Debtors, Zack A. Clement PLLC, 3753 Drummond Street, Houston, Texas 77025, Attn: Zack A. Clement; (d) counsel to any statutory committee appointed in these cases; and (e) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002. In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

PLEASE TAKE FURTHER NOTICE that failure to follow the procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of Section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of common stock, beneficial ownership therein, or option with respect thereto in violation of the Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

3

Dated: __________, 2017	__________________________________________________________________
Zack A. Clement (Texas Bar No. 04361550)
ZACK A. CLEMENT PLLC
3753 Drummond Street
Houston, Texas 77025
Telephone: (832) 274-7629

-and-

James H.M. Sprayregen, P.C. (pro hac vice admission pending)
Marc Kieselstein, P.C. (pro hac vice admission pending)
Chad J. Husnick, P.C. (pro hac vice admission pending)
Brad Weiland (pro hac vice admission pending)
Laura Krucks (pro hac vice admission pending)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle Street
Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200

Proposed Co-Counsel to the Debtors and Debtors in Possession

4